UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 16, 2006

DARLING INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Commission File Number 000-24620

DELAWARE	36-2495346
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification No.)

251 O'CONNOR RIDGE BLVD., SUITE 300, IRVING, TEXAS 75038
(Address of principal executive offices)

Registrant's telephone number, including area code:    972.717.0300

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

  /  /        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

  /  /        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

  /  /        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

  /  /        Pre-commencement communcations pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02	Results of Operations and Financial Condition.

On March 16, 2006, Darling International Inc. issued a press release announcing financial results for the fourth quarter and fiscal year ended December 31, 2005. A copy of this press release is attached hereto as Exhibit 99.1.

On March 16, 2006, Darling International Inc. issued a press release announcing its conference call and webcast for the Company's financial results for the fourth quarter and fiscal year ended December 31, 2006. A copy of this press release is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits
99.1 99.2	Press Release dated March 16, 2006 (furnished pursuant to Item 2.02). Press Release dated March 16, 2006 (furnished pursuant to Item 2.02).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARLING INTERNATIONAL INC.

Date: March 17, 2006	By: /s/ John O. Muse John O. Muse Executive Vice President Finance and Administration